UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2007-B
(Exact name of issuing entity as specified in its charter)

IndyMac ABS, Inc.
(Exact name of depositor as specified in its charter)

IndyMac Bank, F.S.B.
(Exact name of sponsor as specified in its charter)

Delaware	333-134691-10	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:  (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.                    Financial Statements and Exhibits

(a)  Financial Statements.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2007

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Counsel

EXHIBIT 5.1, 8.1, 23.1

[Letterhead of Thacher Proffitt & Wood LLP]

June 12, 2006

IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, California 91101

Opinion: Takedown
IndyMac ABS, Inc.
Registration Statement on Form S-3, No.333-134691
$959,499,000
Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2007-B
Prospectus Supplement, dated June 11, 2007
(including the related Prospectus, dated December 11, 2006)

Ladies and Gentlemen:

We have acted as counsel to IndyMac Bank, F.S.B. and IndyMac ABS, Inc. (the “Registrant”), in connection with the offer and sale of the securities described above (the “Certificates”).

In rendering this opinion letter, we have examined the documents described above and such other documents as we have deemed necessary.  We have also assumed the execution, authentication, offer and sale of the Certificates pursuant to and in accordance with Prospectus Supplement and the related pooling and servicing agreement and underwriting agreement.  The opinion expressed herein with respect to enforceability is subject to general principles of equity and the effect of bankruptcy, insolvency, fraudulent conveyance and transfer and other similar laws of general applicability affecting the rights of creditors.

In rendering this opinion letter, we do not express any opinion concerning any laws other than the federal laws of the United States, including without limitation the Internal Revenue Code of 1986, as amended, and the laws of the States of New York and, to the extent applicable, Delaware.  We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below.

The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could change at any time.  Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based.

Based upon and subject to the foregoing, it is our opinion that:

1.
The Certificates are legally and validly issued, enforceable under the laws of the State of New York in accordance with their terms, and are fully paid and non-assessable and entitled to the benefits of the related pooling and servicing agreement.

2.
The descriptions of federal income tax consequences appearing under the heading “Federal Income Tax Consequences” in the Prospectus Supplement, and under the heading “Material Federal Income Tax Consequences” in the Prospectus to which the Prospectus Supplement relates, while not purporting to discuss all possible federal income tax consequences of investment in the Certificates, are accurate with respect to those tax consequences which are discussed, and we hereby adopt and confirm those descriptions as our opinions.

We hereby consent to the filing of this opinion letter by the Registrant in a Current Report on Form 8-K.

Very truly yours,
/s/ THACHER PROFFITT & WOOD LLP